COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Supplement Dated October 11, 2011 to

Prospectus Dated May 1, 2011

The first paragraph of the section entitled “INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS – Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following. Terms not defined herein shall have the meaning as set forth in the Prospectus:

The Manager adheres to a bottom-up, relative value investment process when selecting publicly traded real estate securities. To guide the portfolio construction process, the Manager utilizes a proprietary valuation model that quantifies relative valuation of real estate securities based on price-to-net asset value (NAV), cash flow multiple/growth ratios and a Dividend Discount Model (DDM). Analysts incorporate both quantitative and qualitative analysis in their NAV, cash flow, growth and DDM estimates. The company research process includes an evaluation of management, strategy, property quality, financial strength and corporate structure. Judgments with respect to risk control, diversification, liquidity and other factors are considered along with the models’ output and drive the portfolio managers’ investment decisions.

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